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                                                                   Exhibit 10.34

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                                                                                                                  LICENCE AGREEMENT
                                                                          ---------------------------------------------------------
                                                                                                 D     D     M     M     Y     Y
                           ----------------------------------------       ---------------------------------------------------------
                           AGREEMENT NR.:                                 AGREEMENT DATE:        2     4     0     3     9     9
                           ----------------------------------------       ---------------------------------------------------------

  ------------------------------------------------------------------       --------------------------------------------------------
  1a      OPERATOR - REGISTERED ADDRESS                                    1b    OPERATOR - LOCATION
  ------------------------------------------------------------------       --------------------------------------------------------
  REGUS (UK) LTD -  LONDON TRAFALGAR SQUARE                                REGUS COVENT GARDEN
  1 Northumberland Avenue
  Trafalgar Square                                                         BANK DETAILS: National Westminster Bank
  London WC2N 5BW                                                          West Byfleet Branch, PO Box 320
                                                                           5 Station Approach, Surrey, KT14 6YJ - UK
                                                                           Sort code: 60-23-40, Acct: 65707893
  ------------------------------------------------------------------       --------------------------------------------------------
  2a      USER - REGISTERED ADDRESS                                        2b   USER - INVOICING ADDRESS (IF DIFFERENT)
  ------------------------------------------------------------------       --------------------------------------------------------
  COMPANY NAME: Viant                                                      COMPANY NAME:
  ------------------------------------------------------------------       --------------------------------------------------------
  CONTACT/TITLE: Robbie Vann-Adibe                                         CONTACT/TITLE:
  ------------------------------------------------------------------       --------------------------------------------------------
  ADDRESS: 650 Townsend Avenue, third floor                                ADDRESS:
  ------------------------------------------------------------------       --------------------------------------------------------
  San Francisco
  ------------------------------------------------------------------       --------------------------------------------------------
  POST CODE: CA 94103          CITY:                                       POST CODE:                          CITY:
  ------------------------------------------------------------------       --------------------------------------------------------
  STATE:                     COUNTRY: USA                                  STATE:                     COUNTRY:
  ------------------------------------------------------------------       --------------------------------------------------------
  TELEPHONE: 001 415 659 3200                                              TELEPHONE:
  ------------------------------------------------------------------       --------------------------------------------------------
  FACSIMILE: 001 415 659 3201                                              VAT
  ------------------------------------------------------------------       --------------------------------------------------------
  3            FOR COMPANY USE ONLY                                        COMMENTS:
  ------------------------------------------------------------------       --------------------------------------------------------

  User's Suite Room No.(s)         31
  ------------------------------------------------------------------       --------------------------------------------------------

  or such other room within the accommodation as allocated by
                                                                           --------------------------------------------------------

  the Operator in substitution from time to time.
  ------------------------------------------------------------------       --------------------------------------------------------
  Deposit Receipt           L2550.00
  ------------------------------------------------------------------       --------------------------------------------------------

  In respect of the agreed accommodation on behalf of
                                                                           --------------------------------------------------------

  Regus UK Ltd.
  ------------------------------------------------------------------       --------------------------------------------------------
  Standard Facility Fee     L1275.00         per calendar month
  ------------------------------------------------------------------       --------------------------------------------------------
  VAT                       L223.13   D     D     M    M     Y     Y
  ------------------------------------------------------------------       --------------------------------------------------------
  Term Commencement Date              1     2     0    5     9     9
  ------------------------------------------------------------------       --------------------------------------------------------
                                      D     D     M    M     Y     Y
  ------------------------------------------------------------------       --------------------------------------------------------
  Termination Date                    1     1     0    8     9     9
  ---------------------------------------------------------------------------------------------------------------------------------
  This LICENCE AGREEMENT (hereafter LA) is made between the User whose name appears in 2 above (hereafter "User") and the Operator whose registered name and address appear in 1a (hereafter "Operator"). The
  Accommodation is the upper ground floor, 90 Longacre, Covent Garden, London,
  WC2E 9RA (hereafter "Accommodation").
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  The User hereby confirms that The User has read and understood the terms and conditions overleaf and agrees to be bound thereby and The Operator agrees to provide the services and facilities as mentioned overleaf.
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  FOR AND ON BEHALF OF THE OPERATOR                                    FOR AND ON BEHALF OF THE USER
  ---------------------------------------------------------------------------------------------------------------------------------
  Name (printed):                                                      Name (printed): Robbie Vann Adibe
  ---------------------------------------------------------------------------------------------------------------------------------
  Title:                                                               Title:
  ---------------------------------------------------------------------------------------------------------------------------------
  Date:                                                                Date:
  ---------------------------------------------------------------------------------------------------------------------------------
  Signature:                                                           Signature:
  ---------------------------------------------------------------------------------------------------------------------------------
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